SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC 20549


                             -----------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


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                      Date of Report: October 24, 2002
                     (Date of earliest event reported)


                                   REFAC
             (Exact Name of Registrant as Specified in Charter)

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
          Delaware                        0-7704                       13-1681234
(State or Other Jurisdiction of     (Commission File Number)         (IRS Employer
        Incorporation)                                              Identification
                                                                         No.)
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                115 River Road, Edgewater, New Jersey 07020
                  (Address of Principal Executive Offices)


                               (201) 943-4400
            (Registrant's telephone number, including area code)






Item 5.  Other events

         The registrant has entered into an Amendment No.1 to the Agreement and Plan of Merger, dated as of October 21, 2002, with Palisade
Concentrated Equity Partnership, L.P. and Palisade Merger Corp. A copy of such amendment is filed herewith as Exhibit 10.1 and is incorporated herein by reference.


                                 SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            REFAC

Date: October 24, 2002                      By:  /s/ Robert L. Tuchman
      ----------------                           ----------------------
                                                 Robert L. Tuchman
                                                 Chief Executive Officer,
                                                 President and General Counsel



                                  EXHIBITS

10.1 Amendment No.1 to the Agreement and Plan of Merger, dated as of October 21, 2002, by and among Palisade Concentrated Equity Partnership, L.P., Palisade Merger Corp. and Refac.

                                                               EXHIBIT 10.1
                                                               ------------


             AMENDMENT NO.1 TO THE AGREEMENT AND PLAN OF MERGER

                  THIS AMENDMENT NO.1 TO THE AGREEMENT AND PLAN OF MERGER (this "Amendment") is dated as of October 21, 2002, by and among Palisade Concentrated Equity Partnership, L.P., a Delaware limited partnership ("Palisade"), Palisade Merger Corp., a Delaware corporation and a direct wholly-owned subsidiary of Palisade ("Merger Sub"), and Refac, a Delaware corporation (the "Company").


                            W I T N E S S E T H:
                            - - - - - - - - - -

                  WHEREAS, Palisade, Merger Sub and the Company have entered into the Agreement and Plan of Merger, dated as of August 19, 2002 (the "Agreement");

                  WHEREAS, pursuant to Section 9.04 of the Agreement, the Agreement may be amended by a written instrument duly executed by or on behalf of each party thereto; and

                  WHEREAS, Palisade, Merger Sub and the Company desire to amend the Agreement on the terms hereinafter set forth.

                  NOW, THEREFORE, Palisade, Merger Sub and the Company, intending to be legally bound, hereby agree to the following amendments to the Agreement:

1. Definitions. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

2. Amendment to Section 2.01(f)(iv) of the Agreement. Section 2.01(f)(iv) of the Agreement shall be amended and restated in its entirety to read as follows:

                           "As soon as possible, but no later than 10
                  business days, following the determination of the fair market value of the Liquid Distributable Assets pursuant to paragraphs (i)-(iii) above, the Surviving Corporation shall, and Palisade shall cause the Surviving Corporation to, mail to each holder of Surviving Corporation Stock who is entitled to receive the Payment Right pursuant to
                  Section 2.01(d): (A) a letter of transmittal (which shall be in such form and have such other provisions not inconsistent with this Agreement as the Surviving Corporation and the Board Observers may reasonably specify), (B) instructions for use in exchanging such shares of Surviving Corporation Stock for the amount of the Payment Right, specifying that the Payment Right amount shall be paid only with respect to any such shares of Surviving Corporation Stock exchanged on or before the ninetieth day following the date on which such instructions were first mailed to such holders and (C) a form of affidavit, to be used by beneficial owners to certify their continuous share ownership during the period required under Section 2.01(d) (the "Affidavit"). Upon the tendering for exchange to the Surviving Corporation of such shares of Surviving Corporation Stock on or before such ninetieth day and such other documents as may reasonably be required, together with such letter of transmittal, duly executed, the holder of such shares shall be entitled to receive a check representing an amount equal to the Payment Amount multiplied by the number of shares of Surviving Corporation Stock tendered by such holder to the Surviving Corporation; provided, that to be eligible to receive the Payment Right pursuant to this Section 2.01(f), each holder who is not the record holder of its shares must also submit to the Surviving Corporation with such shares (1) a duly completed and signed Affidavit and (2) one or more broker's statements indicating that such holder was the beneficial holder of such shares as of each of the Closing Date and June 30, 2005. The holder of any shares of Surviving Corporation Stock entitled to receive the Payment Right pursuant to Section 2.01(d) who does not tender such shares for exchange to the Surviving Corporation on or before such ninetieth day in accordance with this Section 2.01(f) shall not be entitled to receive any Payment Right amounts with respect to such shares, and to the extent any such shares are tendered to the Surviving Corporation following such ninetieth day, the Surviving Corporation shall promptly return such shares to the holder."

3. Limited Effect. Except as expressly specified herein, the terms and provisions of the Agreement shall continue and remain in full force and effect and shall remain the valid and binding obligation of the parties thereto in accordance with its terms.

4. Counterparts. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware applicable to a contract executed and performed in such State without giving effect to the conflicts of laws principles thereof.


                          [SIGNATURE PAGE FOLLOWS]


         IN WITNESS WHEREOF, each party hereto has caused this Amendment to the Agreement and Plan of Merger to be duly executed as of the day and year first above written.

                                      PALISADE CONCENTRATED EQUITY
                                            PARTNERSHIP, L.P.

                                     By: Palisade Concentrated Holdings, L.L.C.,
                                         General Partner


                                     By:  /s/ Steven Berman
                                         --------------------------------------
                                         Name:    Steven Berman
                                         Title:   Member


                                     PALISADE MERGER CORP.


                                     By: /s/ Steven Berman
                                        ---------------------------------------
                                         Name:    Steven Berman
                                         Title:   President


                                     REFAC


                                     By: /s/ Robert L. Tuchman
                                        ---------------------------------------
                                         Name:    Robert L. Tuchman
                                         Title:   President and CEO